Schedule of Investments (unaudited)
December 31, 2025
 ClearBridge Sustainable Infrastructure ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 99.0%
Communication Services — 4.0%
Diversified Telecommunication Services — 4.0%
Cellnex Telecom SA	15,377	$495,373 (a)

Industrials — 27.2%
Construction & Engineering — 9.0%
Ferrovial SE	9,682	629,273
Vinci SA	3,336	470,352
Total Construction & Engineering		1,099,625
Ground Transportation — 5.5%
Canadian National Railway Co.	3,054	302,448
CSX Corp.	10,417	377,616
Total Ground Transportation		680,064
Transportation Infrastructure — 12.7%
Atlas Arteria Ltd.	54,352	176,874
Enav SpA	103,577	573,440 (a)
Getlink SE	30,740	567,894
Transurban Group	25,956	245,957
Total Transportation Infrastructure		1,564,165

Total Industrials		3,343,854
Utilities — 67.8%
Electric Utilities — 41.0%
Cia Paranaense de Energia - Copel	86,390	206,210
EDP SA	85,056	391,085
Enel SpA	48,130	501,784
Entergy Corp.	4,271	394,769
Equatorial SA	53,924	378,863
Exelon Corp.	9,493	413,800
Hydro One Ltd.	6,794	270,818 (a)
Iberdrola SA	18,010	390,569
NextEra Energy Inc.	6,837	548,874
Redeia Corp. SA	21,157	376,942
SSE PLC	25,690	752,939
Terna - Rete Elettrica Nazionale	38,549	409,910
Total Electric Utilities		5,036,563
Independent Power and Renewable Electricity Producers — 7.0%
Brookfield Renewable Corp.	12,061	462,418
Clearway Energy Inc., Class C Shares	11,911	396,160
Total Independent Power and Renewable Electricity Producers		858,578
Multi-Utilities — 5.3%
E.ON SE	23,635	447,600
Public Service Enterprise Group Inc.	2,609	209,503
Total Multi-Utilities		657,103
Water Utilities — 14.5%
American Water Works Co. Inc.	2,235	291,667
Pennon Group PLC	70,823	502,499
Severn Trent PLC	17,928	672,541
See Notes to Schedule of Investments.

ClearBridge Sustainable Infrastructure ETF 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
December 31, 2025
 ClearBridge Sustainable Infrastructure ETF
(Percentages shown based on Fund net assets)
Security		Shares	Value

Water Utilities — continued
United Utilities Group PLC		19,852	$318,821
Total Water Utilities			1,785,528

Total Utilities			8,337,772
Total Investments before Short-Term Investments (Cost — $10,505,121)			12,176,999
	Rate
Short-Term Investments — 0.6%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $72,712)	3.609%	72,712	72,712 (b)
Total Investments — 99.6% (Cost — $10,577,833)			12,249,711
Other Assets in Excess of Liabilities — 0.4%			43,907
Total Net Assets — 100.0%			$12,293,618

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Rate shown is one-day yield as of the end of the reporting period.
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Sustainable Infrastructure ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Sustainable Infrastructure ETF (the “Fund”) is a separate diversified investment series of Franklin Templeton ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund seeks total return, consisting of capital appreciation and income.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s  Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not

ClearBridge Sustainable Infrastructure ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$12,176,999	—	—	$12,176,999
Short-Term Investments†	72,712	—	—	72,712
Total Investments	$12,249,711	—	—	$12,249,711

†	See Schedule of Investments for additional detailed categorizations.

ClearBridge Sustainable Infrastructure ETF 2025 Quarterly Report